Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Debt Disclosure [Abstract]
Debt
Debt
The following table is a summary of our debt outstanding (in thousands):

Short-Term Debt Instrument	Interest Rate	Maturity Date	June 30, 2014	December 31, 2013
U.K. short term borrowing	Variable	Annual renewal	$5,847	$7,802

Long-Term Debt Instrument	Interest Rate	Maturity Date	June 30, 2014	December 31, 2013
Term Loan	Variable	May 21, 2020	$247,499	$248,750
ABL Facility	Variable	May 21, 2018	26,584	15,635
Note payable - PBGC	4.50%	December 31, 2015	600	900
Capitalized leases	Various Fixed		41	171
Total Long-Term Debt			274,724	265,456
Less: Current Portion			(2,841)	(2,972)
Long-Term Debt			$271,883	$262,484

Term Loan Credit Agreement
The Term Loan, completed on May 21, 2013, refinanced the $150.0 million term loan facility (the “Old Term Loan”) and was syndicated by Deutsche Bank AG as administrative agent for the syndicated lenders. The principal amount of the Term Loan is $250.0 million, and it has a maturity date of May 21, 2020. Anchor Hocking and Oneida are co-borrowers (“Borrowers”) under the Term Loan. The Term Loan is guaranteed by Universal and its domestic subsidiaries. The Term Loan is secured on first-priority basis by the assets of Universal and its domestic subsidiaries, other than with respect to the assets securing the ABL Facility, which secure the Term Loan facility on a second-priority basis. Principal amortization is payable in consecutive quarterly installments beginning September 30, 2013, in the amount of 0.25% of the amount of the Term Loan outstanding on the Term Loan closing date until maturity. The Borrowers are also obligated to make mandatory prepayments upon the occurrence of certain events, including additional debt issuances, common and preferred stock issuances, certain asset sales, and excess cash flow generation.
As of June 30, 2014, at the Borrowers’ option, borrowings under the Term Loan bore interest at either: (i) Eurodollar Rate or (ii) the Base Rate (which means for any day, a rate per annum equal to the greatest of: (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%, and (c) the Eurodollar Rate for a one month interest period plus 1.00%; provided that the Base Rate will be deemed to be no less than 2.25%). The Term Loan had a Eurodollar Rate floor of 1.25%. For Eurodollar Rate and Base Rate borrowings, the applicable interest rate margin was a fixed 6.25% and 5.25%, respectively. In connection with the refinancing of the Term Loan, we capitalized deferred financing fees of $8.6 million and wrote off $6.2 million associated with the refinanced Old Term Loan. As of June 30, 2014, approximately $7.3 million in deferred fees relating to our term loan were being amortized over the remaining life of the agreement.
As of June 30, 2014, the Borrowers were in default under the Term Loan as a result of the failure to comply with the required maximum leverage and interest coverage ratios. On July 30, 2014, the Borrowers entered into a Waiver and Amendment No. 1 to Term Loan Agreement, which provided for, among other things, a waiver of the defaults existing under the Term Loan at March 31, 2014 and June 30, 2014, and an increase in the applicable interest rate margin of 2.00% for both Eurodollar Rate and Base Rate borrowings, of which 0.25% is payable in cash on a monthly basis and 1.75% is payable in kind on a quarterly basis. See Note 16 Subsequent Events for a description of the terms of the Waiver and Amendment No. 1 to the Term Loan Agreement.
Asset-Based Revolving Credit Facility
The second amendment and restatement of our ABL Facility (the “ABL Credit Agreement”), completed on May 21, 2013, provides borrowings for general corporate purposes having a maximum initial commitment of $50.0 million and a $20.0 million sub-limit for letters of credit and a swing line sub-limit equal to the greater of $5.0 million or 10% of the maximum credit. The facility matures on May 21, 2018. The Borrowers may request an increase in the commitment under the ABL Facility up to an additional $25.0 million in the aggregate, at the discretion of the lenders and subject to borrowing base limitations under the ABL Facility and compliance with a fixed charge coverage ratio financial covenant if adjusted availability under the ABL Facility is below a specified amount. On October 28, 2013, the Borrowers were granted an increase of the maximum commitment under the ABL Facility by $5.0 million to a total of $55.0 million. Availability under the ABL Facility is subject to an asset-based borrowing formula based on eligible accounts receivable and inventory. At June 30, 2014, we had outstanding ABL Facility borrowings of approximately $26.6 million subject to variable interest rates (average rate of 3.2%) and excess availability under the ABL Facility of $11.0 million to be drawn upon as needed (which includes a reduction of $10.5 million for outstanding standby letters of credit). The ABL Facility is guaranteed by Universal and its domestic subsidiaries. The ABL Facility is secured on a first-priority basis by certain current assets, such as accounts receivable, inventory, cash, securities, deposit accounts, and securities accounts.
Borrowings under the ABL Facility bear interest at either: (i) LIBO Rate or (ii) the Base Rate (which means for any day, a rate per annum equal to the greater of: (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%, and (c) the LIBO Rate plus 1.00%). In addition, the facilities have applicable interest rate margins. For LIBO Rate and Base Rate borrowings, the margin is determined according to an availability matrix. The margin at June 30, 2014, was 2.00% and 1.00% for LIBO and Base Rate, respectively. In connection with amending and restating the ABL revolving credit facility (the “Old ABL Facility”), which had a maximum availability of $85.0 million, we capitalized deferred financing fees of $0.2 million and wrote off $0.3 million. As of June 30, 2014, approximately $1.1 million in deferred fees relating to the ABL Facility were being amortized over the remaining life of the agreement.
On May 14, 2014, the Borrowers entered into Amendment No. 1 to the ABL Credit Agreement to include a larger percentage of suppressed borrowing base assets in the determination of adjusted availability from May 13, 2014 through May 30, 2014. This amendment allowed the Borrowers to borrow up to an additional $4.125 million under the ABL Facility during this period without triggering the requirement to satisfy the fixed charge ratio covenant under the ABL Facility.
On May 30, 2014, the Borrowers entered into Amendment No. 2 to the ABL Credit Agreement to extend the period during which the increase in availability, which was previously set to expire on May 30, 2014, to the earlier of (i) June 30, 2014 and (ii) the date on which the forbearance period under the Forbearance Agreement (as described below) with the Term Loan lenders terminates.
Amendment No. 2 to the ABL Credit Agreement increased the applicable margin for interest rates and lowered the thresholds for rate tiers 1 and 2 applicable to borrowings under the ABL Facility, so that the applicable margin is based upon the quarterly average availability for the immediately preceding three month period as follows:

Tier	Quarterly Average Availability	Applicable LIBO Rate Margin	Applicable Base Rate Margin
1	Greater than 30% of the maximum revolver amount	2.00%	1.00%
2	Greater than 15% of the maximum revolver amount but less than 30% of the maximum revolver amount	2.25%	1.25%
3	Less than 15% of the maximum revolver amount	2.50%	1.50%

Amendment No. 2 to the ABL Credit Agreement provided that the collateral agent under the ABL Credit Agreement may exercise cash dominion over certain of the Borrowers’ and guarantors’ deposit accounts whether or not an availability triggering event specified in the ABL Credit Agreement has occurred or is continuing. Amendment No. 2 to the ABL Credit Agreement also provided that the administrative agent under the ABL Credit Agreement is authorized to engage a financial advisor, at the Borrower’s expense, to review the Borrowers’ books and records, projections and budgets and information regarding the collateral.
On June 30, 2014, July 15, 2014 and July 22, 2014, the Borrowers entered into further amendments to the ABL Credit Agreement to extend the period of increased availability through July 29, 2014. On July 30, 2014, the Borrowers entered into Amendment No. 6 to the ABL Credit Agreement, which increased the maximum revolver commitment to $60.0 million. See Note 16 Subsequent Events for a description of the terms of Amendment No. 6 to the ABL Credit Agreement.
Terms, Covenants and Compliance Status
The ABL Facility and Term Loan each contain customary operating and financial conditions and covenants, including but not limited to restrictions on additional indebtedness, mergers and acquisitions, liens, investments, issuances of capital stock, and dividends. In addition, the Term Loan required that a maximum leverage ratio and minimum interest coverage ratio be maintained. The ABL Facility required that a certain minimum fixed charge coverage ratio be maintained if adjusted availability (as defined under the agreement) is below 12.5% of the Maximum Revolver Amount, or $6.9 million, at June 30, 2014. At June 30, 2014, the fixed charge coverage ratio covenant under the ABL Facility was not operative as availability was greater than $6.9 million. Failure to satisfy any of the covenants could result in an event of default that could result in an inability to access the funds necessary to fund our operations.
We were in default of the consolidated leverage ratio and the consolidated interest coverage ratio covenants under the Term Loan Agreement for the fiscal quarters ended March 31, 2014 and June 30, 2014, and as of June 30, 2014, we anticipated that we would be out of compliance with the consolidated leverage ratio and consolidated interest coverage ratio covenants for the balance of 2014. Because we anticipated that we would not be in compliance for the remainder of 2014, we pursued a waiver, forbearance or amendment from our lenders, and explored other potential sources of debt and equity financing. The board of directors formed a special committee comprised of certain independent directors unaffiliated with the Monomoy Funds to assist the board of directors in seeking a waiver or forbearance of the existing covenant breaches and an amendment to the Term Loan Agreement, as well as evaluating the Company’s alternatives with respect to equity and debt financing.  The special committee retained Jefferies LLC and Schulte, Roth and Zabel LLP to assist it in reviewing these alternatives.
On May 30, 2014, the Borrowers, Universal and certain of the Company’s subsidiaries party thereto (the “Loan Parties”) entered into a Forbearance Agreement (the “Forbearance Agreement”) with Deutsche Bank AG New York Branch, as administrative agent under the Term Loan (the “Administrative Agent”), and the requisite lenders party thereto (the “Lenders”), relating to the Term Loan Agreement. Pursuant to the Forbearance Agreement, the Administrative Agent and the Lenders agreed to forbear, during a specified forbearance period, from exercising rights and remedies (including enforcement and collection actions) with respect to or arising out of the events of default that occurred as a result of the Borrowers’ failure to comply with (i) the maximum consolidated leverage ratio covenant and (ii) the minimum interest coverage ratio covenant, in each case for the fiscal quarter ended March 31, 2014 (the “Specified Defaults”). The forbearance period (the “Forbearance Period”) under the Forbearance Agreement was originally set to expire on June 30, 2014. Subsequent amendments to the Forbearance Agreement extended such agreement through July 29, 2014.
On July 30, 2014, in connection with the new equity investment from certain funds affiliated with Monomoy Capital Partners (the “Monomoy Funds”), the Loan Parties entered into a Waiver and Amendment No. 1 to Term Loan Agreement (the “Term Loan Amendment”), which provided for, among other things, a waiver of the events of default that occurred as a result of the Borrowers’ failure to comply with the consolidated leverage ratio and interest coverage ratio covenants for the fiscal quarter ended March 31, 2014 and certain amendments to the Term Loan Agreement. As a result of the Term Loan Amendment, we were no longer required to comply with consolidated leverage ratio and the consolidated interest coverage ratio covenants as of June 30, 2014. In connection with the Term Loan Amendment, the Borrowers paid an amendment fee of 0.5% of the Term Loan then outstanding. See Note 16 Subsequent Events for a description of the Term Loan Amendment.
Although the Term Loan Amendment gave us temporary relief from financial covenant compliance in the near future, we will be required to comply with a minimum EBITDA covenant in the quarters ending March 31, 2015 and June 30, 2015 and consolidated leverage ratio and the consolidated interest coverage ratio covenants beginning with the quarter ending September 30, 2015. Our ability to comply with these covenants, when applicable, depends on a number of factors, some of which are outside of our control. Based on our current forecast, we believe that we will be able to maintain compliance with these financial covenants when they apply; however, no assurances can be given that we will be able to comply. We base our forecasts on historical experience, industry forecasts and various other assumptions that we believe are reasonable under the circumstances. If actual revenue is less than our current forecast, or if we do not achieve operational improvements and cost savings, we could violate the financial covenants again in the future.
If we do not comply with the financial covenants in the future, and we do not obtain a waiver or forbearance and an amendment from our lenders or equity contributions sufficient to utilize the equity “cure” provision in the Term Loan Agreement, it will result in an uncured default under the Term Loan Agreement. If this default under the Term Loan Agreement is not cured or waived, the indebtedness under the Term Loan Agreement could be declared immediately due and payable and, upon acceleration of the outstanding indebtedness under the Term Loan, we would be in default under our ABL Facility and our U.K. Revolver and we would be precluded from borrowing under our ABL Facility and U.K. Revolver. If we are unable to borrow under the ABL Facility or the U.K. Revolver, we will need to meet our capital requirements using other sources. Alternative sources of liquidity may not be available on acceptable terms if at all. Even if we are able to obtain an amendment, forbearance agreement or waiver in the future, we may be required to agree to other changes in the Term Loan Agreement, including increased interest rates or premiums, more restrictive covenants and/or pay a fee for such amendment, forbearance agreement or waiver. Any of these events would have a material adverse effect on our business, financial condition and liquidity.
PBGC Promissory Note
On September 15, 2006, Oneida issued a $3.0 million promissory note to the Pension Benefit Guaranty Corporation payable in equal installments annually over 10 years. As of June 30, 2014, approximately $0.6 million was outstanding on the promissory note. Interest with respect to the promissory note is paid annually at a rate of 4.5%. The promissory note matures on December 31, 2015.
U.K. Short Term Borrowing
We maintain a borrowing facility to support working capital requirements at our United Kingdom subsidiary operations with Burdale Financial Limited, an affiliate of our U.S. lender, Wells Fargo (the “U.K. Revolver”). The borrowers under such facility are Oneida International Limited and Oneida U.K. Limited. The U.K. Revolver has a £7.0 million maximum collateral commitment based on eligible inventory and accounts receivable at our United Kingdom subsidiary. Borrowings under the U.K. Revolver are guaranteed by the Company. Our U.K. subsidiary is currently in default under the terms of the U.K. Revolver. On July 31, 2014, Burdale entered into a forbearance agreement with our U.K. subsidiary regarding specific events of default of the terms of the U.K. Revolver and as a result it is not currently precluded from borrowing under the U.K. Revolver. However, our lender may terminate the forbearance at any time and seek remedies as described more fully in Item 1A - Risk Factors. The events of default include (i) failure to deliver statutory accounts to our lender; (ii) over advances in May and July 2014; (iii) the amount of overdue accounts payable exceeding the limits specified in the agreement and (iv) cross default on the ABL Facility. While we have cured the over-advances and are not in default under the ABL Facility, and although we are in compliance with local statutory filing requirements, we have not yet delivered the required statutory accounts and we remain substantially over the allowed overdue payments limit. If Burdale were to terminate the forbearance agreement and accelerate our outstanding borrowings thereunder, we believe that we have sufficient liquidity to repay the borrowings and would seek to pursue other financing options.

Debt
The following table is a summary of our debt outstanding as of December 31 (in thousands):

Short-Term Debt Instrument	Interest Rate	Maturity Date	2013	2012
U.K. short term borrowing	Variable	Annual renewal	$7,802	$1,248

Long-Term Debt Instrument	Interest Rate	Maturity Date	2013	2012
Term Loan	Variable	May 21, 2020	$248,750	$—
ABL Facility	Variable	May 21, 2018	15,635	—
Old Term Loan	Variable	Refinanced on May 21, 2013	—	145,000
Old ABL Facility	Variable	Refinanced on May 21, 2013	—	35,175
Note payable - PBGC	4.50%	December 31, 2015	900	1,200
Capitalized leases	Various Fixed		171	466
Total Long-Term Debt			265,456	181,841
Less: Current Portion			(2,972)	(10,774)
Long-Term Debt			$262,484	$171,067

Future maturities of debt as of December 31, 2013 are as follows (in thousands):

2014	$2,972
2015	10,602
2016	2,800
2017	2,500
2018	2,500
Thereafter	251,884
Total	$273,258

Term Loan Credit Agreement
The Term Loan facility completed on May 21, 2013, refinanced the $150.0 million term loan facility (the “Old Term Loan”) and was syndicated by Deutsche Bank AG as administrative agent for the syndicated lenders. The principal amount of the Term Loan is $250.0 million and it has a maturity date of May 21, 2020. The Term Loan is guaranteed by Universal and its domestic subsidiaries. The Term Loan is secured on first-priority basis by the assets of Universal and its domestic subsidiaries, other than with respect to the assets securing the ABL facility, which secure the Term Loan facility on a second-priority basis. Principal amortization is payable in consecutive quarterly installments beginning September 30, 2013, in the amount of 0.25% of the amount of the Term Loan outstanding on the Term Loan Closing Date until maturity. The Company is also obligated to make mandatory prepayments upon the occurrence of certain events, including additional debt issuances, common and preferred stock issuances, certain asset sales, and excess cash flow generation. The Term Loan agreement permits the Company to raise one or more incremental term loan facilities in an aggregate amount of up to $50.0 million if the consolidated first lien net leverage ratio, after giving effect to such incremental term loan facility, does not exceed 3.50:1.00, subject to certain other limitations and conditions.

At the Company’s option, borrowings under the Term Loan bear interest at either: (i) Eurodollar Rate or (ii) the Base Rate (which means for any day, a rate per annum equal to the greatest of: (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%, and (c) the Eurodollar Rate for a one month interest period plus 1.00%; provided that the Base Rate will be deemed to be no less than 2.25%). The Term Loan has a Eurodollar Rate floor of 1.25%. For Eurodollar Rate and Base Rate borrowings, the applicable interest rate margin is a fixed 6.25% and 5.25%, respectively. In connection with the refinancing of the Term Loan, the Company capitalized deferred financing fees of $8.6 million and wrote off $6.2 million associated with the refinanced Old Term Loan. As of December 31, 2013, approximately $7.9 million in deferred fees relating to our term loan were being amortized over the remaining life of the agreement.
Asset-Based Revolving Credit Facility
The second amendment to our ABL revolving credit facility completed on May 21, 2013, (the “ABL Facility”) provides borrowings for general corporate purposes having a maximum initial commitment of $50.0 million and a $20.0 million sub-limit for letters of credit and a swing line sub-limit equal to the greater of $5.0 million or 10% of the maximum credit. The facility matures on May 21, 2018. The Company may request an increase in the commitment under the ABL Facility up to an additional $25.0 million in the aggregate, at the discretion of the lenders and subject to borrowing base limitations under the ABL Facility. On October 28, 2013, the Company was granted an increase of the maximum commitment under the ABL Facility by $5.0 million to a total of $55.0 million. Availability under the ABL Facility is subject to an asset borrowing formula based on eligible accounts receivable and inventory. At December 31, 2013, the Company had excess availability under the ABL Facility of $29.9 million to be drawn upon as needed (which includes a reduction of $9.5 million for outstanding standby letters of credit) with a blended interest rate of 2.24%. The ABL Facility is guaranteed by Universal and its domestic subsidiaries. The ABL Facility is secured on a first-priority basis by certain current assets, such as accounts receivable, inventory, cash, securities, deposit accounts and securities accounts.
Borrowings under the ABL Facility bear interest at either: (i) LIBO Rate or (ii) the Base Rate (which means for any day, a rate per annum equal to the greater of: (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 0.50%, and (c) the LIBO Rate plus 1.00%). In addition, the facilities have applicable interest rate margins. For LIBO Rate and Base Rate borrowings, the margin is determined according to an availability matrix. The margin at December 31, 2013, was 2.00% and 1.00% for LIBO and Base Rate, respectively. In connection with amending the Old ABL Facility, the Company capitalized deferred financing fees of $0.2 million and wrote off $0.3 million. As of December 31, 2013, approximately $1.2 million in deferred fees relating to the ABL Facility were being amortized over the remaining life of the agreement.
Terms, Covenants and Compliance Status
The ABL Facility and Term Loan each contain customary operating and financial conditions and covenants, including but not limited to restrictions on additional indebtedness, mergers and acquisitions, liens, investments, issuances of capital stock and dividends. In addition, the Term Loan requires that a maximum leverage ratio and minimum interest coverage ratio be maintained. The ABL Facility requires that a certain minimum fixed charge coverage ratio be maintained if adjusted availability (as defined under the agreement) is below 12.5% of the Maximum Revolver Amount, or $6.9 million, at December 31, 2013. At December 31, 2013, the fixed charge coverage ratio covenant under the ABL Facility was not operative as availability was greater than $6.9 million. Failure to satisfy any of the covenants could result in an event of default that could result in an inability to access the funds necessary to fund the Company’s operations. We were in compliance with all legal and financial covenants at December 31, 2013.
Prior Credit Facilities
On March 23, 2012, in connection with the Anchor Merger, Universal refinanced substantially all of the existing long term debt obligations of Anchor Hocking and Oneida into a new $150.0 million term loan facility (the “Old Term Loan”) and amended and restated the ABL revolving credit facility (the “Old ABL facility”) which had a maximum availability of $85.0 million. We repaid the Old ABL Facility and the Old Term Loan on May 21, 2013, in connection with the Business Combination.
In September 2011, Anchor executed a term note in the amount of $45.0 million. Repayment terms commenced on the first quarter ended December 31, 2011, and for the subsequent three quarters Anchor was required to make payments of 75% of excess cash flow, or if the leverage ratio was less than 2.5x, 50% of excess cash flow. At December 31, 2011, the outstanding balance on the term note was $40.0 million. This term note was refinanced on March 23, 2012, in connection with the Anchor Merger.
In November 2011, in connection with its acquisition by Universal, Oneida entered into a third amendment to its existing asset based credit facility, providing for a facility with maximum availability of $50.0 million (and an option to increase such facility to $60.0 million in the aggregate upon written request to the agent), and refinanced its existing term loan facility by executing a Term Loan and Security Agreement (related party term loan) with MCP II for loans in the amount of $52.5 million. The principal balance of the loan was to be paid in graduated quarterly amounts, starting at 1.25% of the principal amount for each quarter in 2012, and increasing annually in 2013 and 2014 to 1.875% and 2.5%, respectively, of such principal amount per quarter. The related party term loan was refinanced on March 23, 2012.
We accounted for the refinancing as an extinguishment of debt and wrote off $4.9 million of previous deferred financing fees, which are included in interest expense within the consolidated statement of operations for the year ended December 31, 2012. In addition, we incurred payoff penalties of $2.0 million related to the pre-payment of previous Anchor Hocking loans, which are included in other expense within the consolidated statement of operations for the year ended December 31, 2012.
PBGC Promissory Note
On September 15, 2006, Oneida issued a $3.0 million promissory note to the Pension Benefit Guaranty Corporation payable in equal installments annually over 10 years. As of December 31, 2013, approximately $0.9 million was outstanding on the promissory note. Interest with respect to the promissory note is paid annually at a rate of 4.5%. The promissory note matures on December 31, 2015.
U.K. Short Term Borrowing
We maintain a borrowing facility to support working capital requirements at our U.K. subsidiary operations. Subsequent to September 30, 2013, we refinanced the existing Barclays Bank Sterling-denominated borrowing facility with Burdale Bank, an affiliate of our U.S. lender Wells Fargo. The new borrowing facility has a £7.0 million maximum collateral commitment based on eligible inventory and accounts receivable at our U.K. subsidiary. The Burdale Bank facility matures on October 15, 2015.